Exhibit 99.3

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject
   to Section 16:                                 [ ]

   Name and Address:                              Soohyung Kim
                                                  650 Madison Avenue, 26th Floor
                                                  New York, NY 10022

   Issuer and Ticker Symbol:                      Penn Octane Corporation (POCC)

   Date of Earliest Transaction:                  4/25/08

   Relationship to Issuer:                        10% Owner

   Designated Filer:                              Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                             Common Stock
   Transaction Date:                              4/25/08
   Transaction Code:                              P
   Securities Acquired:                           13,000
   Acquired or Disposed:                          A
   Price:                                         $1.7027
   Ownership Form:                                I
   Amount Beneficially Owned After Transaction:   3,263,918
   Nature of Indirect Beneficial Ownership:       (1)

   Title of Security:                             Common Stock
   Transaction Date:                              4/28/08
   Transaction Code:                              P
   Securities Acquired:                           18,500
   Acquired or Disposed:                          A
   Price:                                         $1.7713
   Ownership Form:                                I
   Amount Beneficially Owned After Transaction:   3,282,418
   Nature of Indirect Beneficial Ownership:       (1)

   Signature:                                     SOOHYUNG KIM


                                                  By: /s/ Scott Cohen
                                                      --------------------------
                                                      Name:  Scott Cohen
                                                      Title: Attorney-in-Fact